UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pennsylvania Real Estate Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2018

PENNSYLVANIA REAL ESTATE INVESTMENT TR

PREIT®

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
THE BELLEVUE
200 S. BROAD STREET, 3rd Floor
PHILADELPHIA, PA 19102

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 02, 2018
Date: May 31, 2018 **Time:** 11:00 AM EDT
Location: The Bellevue
200 South Broad Street
Philadelphia, PA 19102

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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The Board of Trustees recommends you vote FOR the following:1. Election of Trustees Nominees01) George J. Alburger, Jr. 02) Joseph F. Coradino 03) Michael J. DeMarco 04) JoAnne A. Epps 05) Leonard I. Korman 06) Mark E. Pasquerilla 07) Charles P. Pizzi 08) John J. RobertsThe Board of Trustees recommends you vote FOR the following proposals:2. ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.3. APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2018 EQUITY INCENTIVE PLAN. 4. APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN. 5. RATIFICATION OF THE SELECTION OF OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2018.NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.Voting items

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